Exhibit 32.2

CERTIFICATION FURNISHED PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the Report) by Cerner Corporation (the Company), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Marc G. Naughton
Marc G. Naughton, Executive Vice President,
Treasurer and Chief Financial Officer
Dated: February 15, 2012

A signed original of this written statement required by Section 906 has been provided to Cerner Corporation and will be retained by Cerner Corporation and furnished to the Securities and Exchange Commission or its staff upon request.